UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07686

Western Asset Emerging Markets Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: May 31

Date of reporting period: November 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2016

WESTERN ASSET

EMERGING MARKETS

INCOME FUND INC.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

Under normal conditions, the Fund invests a minimum of 80% of its net assets, plus any borrowings for investment purposes, in debt securities of government and government-related issuers located in emerging market countries, of entities organized to restructure outstanding debt of such issuers and debt of corporate issuers in emerging market countries.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Emerging Markets Income Fund Inc. for the six-month reporting period ended November 30, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

On December 13, 2016, Western Asset Emerging Markets Income Fund Inc. (the “Fund” and formerly, NYSE: EMD) and Western Asset Emerging Markets Debt Fund Inc. (NYSE: ESD) announced the results of the votes cast at the joint special meeting of stockholders of the Fund and ESD held on December 12, 2016. Stockholders of both the Fund and ESD voted to approve the merger of the Fund with and into ESD.

On December 19, 2016, ESD announced the completion of the merger of the Fund with and into ESD. Effective on that date, Fund stockholders became ESD stockholders. Additionally, as of that date, ESD changed its NYSE ticker symbol from ESD to the ticker symbol EMD.

Each Fund share converted into an equivalent dollar amount (to the nearest $0.0001) of full shares of ESD. The conversion price was based on the Fund’s and ESD’s net asset value (NAV) per share calculated at the close of business on Friday, December 16, 2016.

The conversion ratio was calculated at 0.715479 common shares of ESD for each Fund common share. ESD did not issue any fractional shares to Fund stockholders. In lieu thereof, ESD purchased all fractional shares at the current NAV and remitted the cash proceeds to former EMD stockholders in proportion to their fractional shares. ESD’s post-merger net assets totaled $1,025,371,797 and its NAV per common share was $16.88 based on approximately 60,746,222 shares outstanding, as of the close of business on December 16, 2016. For additional information, please contact the Fund at 1-888-777-0102.

II	Western Asset Emerging Markets Income Fund Inc.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

December 30, 2016

Western Asset Emerging Markets Income Fund Inc.	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended November 30, 2016 (the “reporting period”). The U.S. Department of Commerce reported that first and second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s final reading for third quarter 2016 GDP growth — released after the reporting period ended — was 3.5%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, smaller decreases in state and local government spending and an upturn in federal government spending.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on November 30, 2016, the unemployment rate was 4.6%, as reported by the U.S. Department of Labor. This represented the lowest level since August 2007. The percentage of longer-term unemployed also declined over the period. In November 2016, 24.8% of Americans looking for a job had been out of work for more than six months, versus 25.8% when the period began.

Turning to the global economy, in its October 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The forces shaping the global outlook — both those operating over the short term and those operating over the long term — point to subdued growth for 2016 and a gradual recovery thereafter, as well as to downside risks.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.7%, versus 2.0% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.2% in 2016, versus 4.0% in 2015.

IV	Western Asset Emerging Markets Income Fund Inc.

Market review

Q. How did the Federal Reserve Board (the “Fed”)iii respond to the economic environment?

A. After an extended period of maintaining the federal funds rateiv at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at every meeting prior to its meeting in mid-December 2016. On December 14, 2016, after the reporting period ended, the Fed raised rates to a range between 0.50% and 0.75%. In the Fed’s statement after the December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-per-month bond buying program that was expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. In March 2016, the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Finally, in December 2016 — after the reporting period ended — the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of England (“BoE”)vi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35%.

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2016?

A. Treasury yields moved sharply higher after the November 2016 U.S. elections given expectations for improving growth and higher inflation. All told, short- and long-term Treasury yields moved higher overall during the six months ended November 30, 2016. Two-year Treasury yields began the reporting period at 0.87% and ended the period at 1.11%. Their peak of 1.12% took place on both November 23 and November 25, 2016 and their low of 0.56% occurred on July 5, 2016. Ten-year Treasury yields began the reporting period at 1.84% and ended at their peak for the period at 2.37%. Their low of 1.37% occurred on both July 5 and July 8, 2016.

Western Asset Emerging Markets Income Fund Inc.	V

Investment commentary (cont’d)

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated with investor sentiment given signs of generally modest global growth, shifting expectations for future Fed monetary policy, Brexit, the aforementioned U.S. elections and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexix, returned -0.92% during the six months ended November 30, 2016. Lower rated corporate bonds generated the best returns during the reporting period.

Q. How did the high-yield bond market perform over the six months ended November 30, 2016?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexx, gained 6.43% for the six months ended November 30, 2016. The high-yield market posted positive returns during the first five months of the reporting period. This was driven by several factors, including robust demand from investors looking to generate incremental yield in the low interest rate environment and stabilizing oil prices. The U.S. high-yield bond market then experienced a modest setback in November 2016 amid sharply rising interest rates.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi gained 1.61% during the six months ended November 30, 2016. The asset class generated positive returns during the first four months of the reporting period. Supporting the asset class were stabilizing oil prices, accommodative global monetary policy and overall solid investor demand. Much of the asset class’ gains were then erased in October and November 2016, as demand weakened against a backdrop of rising interest rates in the U.S. and a sharp rally by the U.S. dollar.

Performance review

For the six months ended November 30, 2016, Western Asset Emerging Markets Income Fund Inc. returned 2.95% based on its net asset value (“NAV”)xii and 5.62% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 1.61% over the same time frame. The Lipper Emerging Markets Hard Currency Debt Closed-End Funds Category Averagexiii returned 3.10% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.42 per share. As of November 30, 2016, the Fund estimates that 29.5% of the distributions were sourced from net investment income and 70.5% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2016. Past performance is no guarantee of future results.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

VI	Western Asset Emerging Markets Income Fund Inc.

Performance Snapshot as of November 30, 2016 (unaudited)
Price Per Share	6-Month Total Return**
$12.22 (NAV)	2.95	%†
$10.64 (Market Price)	5.62	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time.

As always, we appreciate that you have chosen us to manage your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

December 30, 2016

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, social, and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds (commonly known as “junk bonds”) involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Emerging Markets Income Fund Inc.	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China (“PBoC”) is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

ix

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares..

xiii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 9 funds in the Fund’s Lipper category.

VIII	Western Asset Emerging Markets Income Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2016 and May 31, 2016 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.
*	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — November 30, 2016

Total Spread Duration
EMD	— 5.64 years
Benchmark	— 6.52 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
EMD	— Western Asset Emerging Markets Income Fund Inc.
IG Credit	— Investment Grade Credit

2	Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2016

Total Effective Duration
EMD	— 5.55 years
Benchmark	— 6.67 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
EMD	— Western Asset Emerging Markets Income Fund Inc.
IG Credit	— Investment Grade Credit

Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report	3

Schedule of investments (unaudited)

November 30, 2016

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 70.7%
Argentina — 9.7%
City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	1,750,000		$1,754,375	(a)
Provincia de Buenos Aires, Senior Bonds	4.000%	5/15/35	638,584		448,605	(b)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	2,110,000		2,236,600	(a)
Provincia de Cordoba, Senior Notes	7.125%	6/10/21	890,000		896,675	(a)
Republic of Argentina, Bonds	22.750%	3/5/18	15,650,000	ARS	1,001,889
Republic of Argentina, Bonds	18.200%	10/3/21	13,140,000	ARS	833,170
Republic of Argentina, Senior Bonds	7.000%	4/17/17	7,770,000		7,958,780
Republic of Argentina, Senior Notes	6.875%	4/22/21	1,070,000		1,118,150	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	3,000,000		3,037,500	(a)
Republic of Argentina, Senior Notes	8.280%	12/31/33	4,584,664		4,710,742
Republic of Argentina, Senior Notes	7.125%	7/6/36	1,510,000		1,393,730	(a)
Republic of Argentina, Senior Notes	7.625%	4/22/46	1,370,000		1,308,350	(a)
Republic of Argentina, Senior Notes, Step Bond	2.500%	12/31/38	11,920,000		7,152,000
Total Argentina					33,850,566
Armenia — 0.4%
Republic of Armenia, Senior Notes	6.000%	9/30/20	1,330,000		1,359,559	(b)
Brazil — 2.2%
Federative Republic of Brazil, Notes	10.000%	1/1/23	685,000	BRL	187,931
Federative Republic of Brazil, Notes	10.000%	1/1/25	13,500,000	BRL	3,640,080
Federative Republic of Brazil, Senior Bonds	6.000%	4/7/26	1,000,000		1,048,000	(c)
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	2,860,000		2,691,975	(c)
Total Brazil					7,567,986
Cameroon — 0.1%
Republic of Cameroon, Senior Notes	9.500%	11/19/25	400,000		419,908	(a)
Chile — 0.5%
Republic of Chile, Senior Notes	3.875%	8/5/20	1,750,000		1,858,675	(c)
Colombia — 4.0%
Republic of Colombia, Senior Bonds	4.000%	2/26/24	1,850,000		1,845,375	(c)
Republic of Colombia, Senior Bonds	7.375%	9/18/37	5,781,000		6,893,843	(c)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	760,000		801,800	(c)
Republic of Colombia, Senior Notes	7.375%	3/18/19	4,076,000		4,528,436	(c)
Total Colombia					14,069,454
Costa Rica — 0.7%
Republic of Costa Rica, Notes	7.000%	4/4/44	2,560,000		2,366,259	(a)
Croatia — 0.9%
Republic of Croatia, Senior Notes	6.625%	7/14/20	1,360,000		1,479,491	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	1,740,000		1,834,439	(b)
Total Croatia					3,313,930

See Notes to Financial Statements.

4	Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Dominican Republic — 1.8%
Dominican Republic, Senior Notes	5.500%	1/27/25	3,610,000		$3,483,073	(a)
Dominican Republic, Senior Notes	6.875%	1/29/26	670,000		695,674	(a)
Dominican Republic, Senior Notes	6.850%	1/27/45	2,170,000		2,072,350	(a)
Total Dominican Republic					6,251,097
Ecuador — 2.1%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	2,360,000		2,478,000	(a)
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	1,820,000		1,915,550	(b)
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	1,470,000		1,547,175	(a)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	1,640,000		1,517,000	(b)
Total Ecuador					7,457,725
Egypt — 0.3%
Arab Republic of Egypt, Senior Notes	5.875%	6/11/25	970,000		892,400	(a)
El Salvador — 0.4%
Republic of El Salvador, Notes	6.375%	1/18/27	1,680,000		1,482,600	(a)
Gabon — 0.5%
Gabonese Republic, Bonds	6.375%	12/12/24	830,000		729,939	(a)
Gabonese Republic, Senior Bonds	6.950%	6/16/25	980,000		864,453	(a)
Total Gabon					1,594,392
Georgia — 0.2%
Republic of Georgia, Bonds	6.875%	4/12/21	790,000		857,209	(b)
Ghana — 1.1%
Republic of Ghana, Bonds	8.125%	1/18/26	530,000		491,599	(a)
Republic of Ghana, Bonds	10.750%	10/14/30	1,730,000		1,948,585	(a)
Republic of Ghana, Notes	7.875%	8/7/23	850,000		789,404	(b)
Republic of Ghana, Senior Notes	9.250%	9/15/22	540,000		551,135	(a)
Total Ghana					3,780,723
Guatemala — 0.2%
Republic of Guatemala, Senior Notes	4.500%	5/3/26	730,000		684,988	(a)
Honduras — 0.1%
Republic of Honduras, Senior Notes	7.500%	3/15/24	490,000		512,050	(b)
Hungary — 1.3%
Republic of Hungary, Senior Notes	5.750%	11/22/23	4,076,000		4,556,051
Indonesia — 8.0%
Republic of Indonesia, Notes	3.750%	4/25/22	10,040,000		10,117,529	(b)(c)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	420,000		442,045	(b)
Republic of Indonesia, Senior Bonds	8.375%	9/15/26	44,438,000,000	IDR	3,356,368
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	1,581,000,000	IDR	116,424
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	1,105,000		1,328,751	(b)

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Indonesia — continued
Republic of Indonesia, Senior Notes	4.875%	5/5/21	205,000	$218,339	(a)(c)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	1,595,000	1,581,192	(a)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	2,399,000	2,702,246	(a)
Republic of Indonesia, Senior Notes	5.250%	1/17/42	7,140,000	7,418,938	(a)
Republic of Indonesia, Senior Notes	5.250%	1/17/42	600,000	623,440	(b)
Total Indonesia				27,905,272
Israel — 0.6%
Government of Israel, Senior Bonds	2.875%	3/16/26	2,020,000	2,010,231
Ivory Coast — 0.3%
Republic of Cote D’Ivoire, Senior Notes	6.375%	3/3/28	1,040,000	1,012,939	(a)
Jamaica — 0.8%
Government of Jamaica, Senior Notes	7.625%	7/9/25	750,000	840,803
Government of Jamaica, Senior Notes	6.750%	4/28/28	1,150,000	1,227,625
Government of Jamaica, Senior Notes	8.000%	3/15/39	600,000	655,380
Total Jamaica				2,723,808
Jordan — 0.5%
Kingdom of Jordan, Senior Notes	5.750%	1/31/27	1,860,000	1,754,203	(a)
Kazakhstan — 1.0%
Republic of Kazakhstan, Senior Bonds	3.875%	10/14/24	3,320,000	3,326,308	(b)
Kenya — 0.3%
Republic of Kenya, Senior Notes	5.875%	6/24/19	970,000	992,276	(a)
Lithuania — 1.3%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	3,920,000	4,419,800	(a)(c)
Mexico — 1.8%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	4,000	4,255	(c)
United Mexican States, Senior Notes	5.125%	1/15/20	100,000	107,750	(c)
United Mexican States, Senior Notes	4.000%	10/2/23	5,460,000	5,460,000	(c)
United Mexican States, Senior Notes	4.750%	3/8/44	806,000	717,340	(c)
Total Mexico				6,289,345
Namibia — 0.3%
Republic of Namibia, Senior Notes	5.250%	10/29/25	1,170,000	1,153,714	(a)
Nigeria — 0.2%
Republic of Nigeria, Senior Notes	6.375%	7/12/23	560,000	522,334	(a)
Republic of Nigeria, Senior Notes	6.375%	7/12/23	220,000	205,203	(b)
Total Nigeria				727,537
Oman — 0.3%
Oman Government International Bond, Senior Notes	4.750%	6/15/26	1,210,000	1,174,168	(a)

See Notes to Financial Statements.

6	Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Pakistan — 0.4%
Republic of Pakistan, Senior Bonds	7.250%	4/15/19	640,000		$672,419	(a)
Republic of Pakistan, Senior Notes	8.250%	4/15/24	800,000		868,966	(b)
Total Pakistan					1,541,385
Paraguay — 0.3%
Republic of Paraguay, Senior Bonds	5.000%	4/15/26	1,190,000		1,192,975	(a)
Peru — 4.8%
Republic of Peru, Senior Bonds	7.350%	7/21/25	4,300,000		5,563,125	(c)
Republic of Peru, Senior Bonds	8.750%	11/21/33	5,705,000		8,414,875	(c)
Republic of Peru, Senior Bonds	6.550%	3/14/37	1,620,000		2,057,400	(c)
Republic of Peru, Senior Bonds	5.625%	11/18/50	757,000		864,873	(c)
Total Peru					16,900,273
Philippines — 1.7%
Republic of Philippines, Senior Bonds	6.375%	10/23/34	1,380,000		1,818,180
Republic of Philippines, Senior Bonds	5.000%	1/13/37	2,340,000		2,689,957	(c)
Republic of Philippines, Senior Bonds	3.950%	1/20/40	1,400,000		1,419,176	(c)
Total Philippines					5,927,313
Poland — 2.7%
Republic of Poland, Senior Notes	5.125%	4/21/21	3,910,000		4,290,345	(c)
Republic of Poland, Senior Notes	5.000%	3/23/22	4,670,000		5,116,275	(c)
Total Poland					9,406,620
Romania — 0.9%
Republic of Romania, Senior Notes	4.875%	1/22/24	2,490,000		2,654,626	(b)
Republic of Romania, Senior Notes	4.875%	1/22/24	530,000		565,041	(a)
Total Romania					3,219,667
Russia — 4.9%
Russian Federal Bond, Bonds	8.150%	2/3/27	98,520,000	RUB	1,491,282
Russian Foreign Bond — Eurobond, Senior Bonds	11.000%	7/24/18	110,000		125,206	(b)
Russian Foreign Bond — Eurobond, Senior Bonds	12.750%	6/24/28	617,000		1,040,860	(b)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	8,886,885		10,715,672	(b)
Russian Foreign Bond — Eurobond, Senior Bonds	5.875%	9/16/43	3,400,000		3,714,075	(a)(c)
Total Russia					17,087,095
Senegal — 0.2%
Republic of Senegal, Bonds	6.250%	7/30/24	730,000		727,912	(b)
South Africa — 0.9%
Republic of South Africa, Senior Notes	4.875%	4/14/26	3,290,000		3,281,890
Sri Lanka — 1.5%
Republic of Sri Lanka, Senior Bonds	6.000%	1/14/19	930,000		966,888	(a)
Republic of Sri Lanka, Senior Bonds	5.125%	4/11/19	680,000		691,103	(b)

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Sri Lanka — continued
Republic of Sri Lanka, Senior Bonds	6.825%	7/18/26	720,000	$725,476	(a)
Republic of Sri Lanka, Senior Notes	6.250%	7/27/21	1,580,000	1,629,375	(b)
Republic of Sri Lanka, Senior Notes	5.875%	7/25/22	1,300,000	1,303,363	(b)
Total Sri Lanka				5,316,205
Tunisia — 0.1%
Banque Centrale de Tunisie SA, Senior Bonds	5.750%	1/30/25	290,000	266,800	(a)
Turkey — 5.5%
Republic of Turkey, Senior Bonds	11.875%	1/15/30	3,348,000	5,059,548	(c)
Republic of Turkey, Senior Notes	6.875%	3/17/36	13,640,000	14,009,371	(c)
Total Turkey				19,068,919
Ukraine — 0.6%
Republic of Ukraine, Senior Notes	7.750%	9/1/20	2,370,000	2,261,051	(a)
Uruguay — 1.0%
Republic of Uruguay, Senior Bonds	5.100%	6/18/50	1,950,000	1,750,125
Republic of Uruguay, Senior Notes	4.375%	10/27/27	1,665,485	1,669,649
Total Uruguay				3,419,774
Venezuela — 2.0%
Bolivarian Republic of Venezuela, Senior Bonds	8.250%	10/13/24	6,817,000	2,955,170	(b)(c)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	1,605,000	786,450	(c)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	6,400,000	3,232,000	(b)(c)
Total Venezuela				6,973,620
Vietnam — 1.0%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	680,000	746,016	(b)
Republic of Vietnam, Senior Bonds	4.800%	11/19/24	2,830,000	2,826,230	(a)
Total Vietnam				3,572,246
Zambia — 0.3%
Republic of Zambia, Senior Notes	8.970%	7/30/27	980,000	927,065	(a)
Total Sovereign Bonds (Cost — $240,203,494)				247,455,983
Corporate Bonds & Notes — 50.7%
Consumer Discretionary — 0.4%
Media — 0.4%
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	500,000	518,110	(c)
Myriad International Holdings BV, Senior Notes	5.500%	7/21/25	930,000	938,998	(a)(c)
Total Consumer Discretionary				1,457,108
Consumer Staples — 0.9%
Food & Staples Retailing — 0.1%
Prosperous Ray Ltd., Senior Bonds	4.625%	11/12/23	270,000	288,219	(b)

See Notes to Financial Statements.

8	Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — 0.8%
ESAL GmbH, Senior Notes	6.250%	2/5/23	900,000	$864,450	(a)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	870,000	887,400	(a)(c)
Marfrig Holding Europe BV, Senior Notes	8.000%	6/8/23	1,250,000	1,256,250	(a)(c)
Total Food Products				3,008,100
Total Consumer Staples				3,296,319
Energy — 21.3%
Oil, Gas & Consumable Fuels — 21.3%
CNOOC Curtis Funding No. 1 Pty Ltd., Senior Notes	4.500%	10/3/23	1,000,000	1,059,752	(b)(c)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	580,880	609,289	(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	850,000	952,000	(c)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	1,040,000	1,077,440	(c)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	2,430,000	2,001,105	(c)
GNL Quintero SA, Senior Notes	4.634%	7/31/29	632,000	625,680	(a)(c)
KazMunayGas National Co. JSC, Senior Notes	6.375%	4/9/21	5,110,000	5,443,734	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,379,000	1,519,823	(b)(c)
ONGC Videsh Ltd., Senior Notes	4.625%	7/15/24	920,000	950,023	(b)(c)
Pacific Exploration and Production Corp., Senior Secured Notes	10.000%	11/2/21	1,050,000	1,137,938	(c)(d)
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	4,805,000	4,712,264	(c)
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	5,960,000	5,816,960	(c)
Petrobras Global Finance BV, Senior Notes	8.375%	5/23/21	300,000	322,500	(c)
Petrobras Global Finance BV, Senior Notes	5.625%	5/20/43	610,000	438,590	(c)
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	610,000	482,663	(c)
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	16,615,000	6,253,055	(b)(c)
Petroleos de Venezuela SA, Senior Notes	9.000%	11/17/21	5,040,000	2,469,600	(b)
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	4,176,000	3,852,778	(c)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	9,100,000	9,229,675	(c)
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	866,000	888,343	(a)(c)
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	235,000	200,643	(c)
Petroleos Mexicanos, Senior Notes	5.625%	1/23/46	2,750,000	2,147,888	(c)
Petron Corp., Subordinated Bonds	7.500%	8/6/18	1,000,000	1,058,000	(b)(e)(f)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	3,310,000	3,568,710	(a)(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	558,000	601,613	(b)(c)
PT Pertamina Persero, Senior Notes	5.250%	5/23/21	2,280,000	2,402,700	(a)(c)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	830,000	861,596	(a)(c)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	1,100,000	1,108,415	(a)(c)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	840,000	860,126	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,149,000	$2,409,020	(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	2,220,000	2,347,217	(a)(c)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	187,000	189,287	(b)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	10/17/23	550,000	581,770	(b)(c)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	1,170,000	1,228,845	(a)(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,870,000	1,865,325	(a)(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	350,000	349,125	(b)(c)
Ultrapar International SA, Senior Notes	5.250%	10/6/26	1,080,000	1,069,200	(a)
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	1,580,000	1,671,364	(a)
Total Energy				74,364,056
Financials — 7.0%
Banks — 4.5%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	880,000	873,400	(a)(c)
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	380,000	394,926	(a)(c)
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	880,000	881,760	(a)
BBVA Banco Continental SA, Subordinated Notes	5.250%	9/22/29	330,000	338,250	(a)(c)(e)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	950,000	977,082	(c)
Itau Unibanco Holding SA, Senior Notes	2.850%	5/26/18	1,880,000	1,887,520	(a)(c)
Russian Agricultural Bank, Notes	8.500%	10/16/23	1,140,000	1,216,380	(b)
Russian Agricultural Bank, Senior Notes	7.750%	5/29/18	7,030,000	7,481,045	(b)
Shinhan Bank, Subordinated Notes	3.875%	3/24/26	420,000	415,926	(a)
TC Ziraat Bankasi AS, Senior Notes	4.750%	4/29/21	1,130,000	1,085,386	(a)(c)
Total Banks				15,551,675
Capital Markets — 1.5%
Magyar Export-Import Bank Zrt., Senior Bonds	4.000%	1/30/20	5,140,000	5,286,182	(a)
Diversified Financial Services — 1.0%
Banco Nacional de Comercio Exterior SNC, Senior Notes	4.375%	10/14/25	2,440,000	2,397,300	(a)(c)
ICBCIL Finance Co., Ltd., Senior Notes	3.200%	11/10/20	1,250,000	1,252,796	(b)(c)
Total Diversified Financial Services				3,650,096
Total Financials				24,487,953
Industrials — 3.0%
Building Products — 0.6%
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	2,190,000	2,003,850	(a)(c)
Industrial Conglomerates — 0.6%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	300,000	278,625	(a)(c)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	1,765,000	1,860,652	(a)(c)
Total Industrial Conglomerates				2,139,277

See Notes to Financial Statements.

10	Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Transportation — 1.0%
Mexico City Airport Trust, Senior Secured Bonds	5.500%	10/31/46	3,180,000	$2,814,300	(a)(c)
Mexico City Airport Trust, Senior Secured Notes	4.250%	10/31/26	600,000	576,000	(a)
Total Transportation				3,390,300
Transportation Infrastructure — 0.8%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	750,000	778,575	(a)(c)
PT Pelabuhan Indonesia II, Senior Bonds	4.250%	5/5/25	2,120,000	2,037,320	(a)
Total Transportation Infrastructure				2,815,895
Total Industrials				10,349,322
Materials — 9.5%
Chemicals — 2.7%
Alpek SAB de CV, Senior Notes	4.500%	11/20/22	1,990,000	1,965,125	(a)(c)
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	450,000	426,375	(a)
Grupo Idesa SA de CV, Senior Notes	7.875%	12/18/20	1,360,000	1,230,800	(b)(c)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	930,000	943,950	(a)(c)
Mexichem SAB de CV, Senior Notes	5.875%	9/17/44	1,670,000	1,452,900	(a)(c)
OCP SA, Senior Notes	5.625%	4/25/24	1,650,000	1,705,919	(a)(c)
OCP SA, Senior Notes	4.500%	10/22/25	1,870,000	1,777,435	(a)(c)
Total Chemicals				9,502,504
Construction Materials — 1.3%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	720,000	720,000	(a)(c)
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	250,000	250,000	(b)(c)
Cemex SAB de CV, Senior Secured Notes	6.500%	12/10/19	890,000	936,725	(a)(c)
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	990,000	977,625	(a)(c)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	750,000	608,438	(a)
Votorantim Cimentos SA, Senior Notes	7.250%	4/5/41	1,050,000	958,125	(b)(c)
Total Construction Materials				4,450,913
Containers & Packaging — 0.8%
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	2,240,000	2,153,200	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	480,000	501,600	(b)(c)
Total Containers & Packaging				2,654,800
Metals & Mining — 3.5%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	1,190,000	1,226,125	(a)(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,970,000	1,992,990	(a)(c)
Evraz Group SA, Notes	9.500%	4/24/18	810,000	871,268	(a)(c)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	1,200,000	1,224,925	(a)
Southern Copper Corp., Senior Notes	7.500%	7/27/35	100,000	115,365	(c)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	2,880,000	3,022,808	(c)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	300,000	273,935	(c)

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Vale Overseas Ltd., Senior Notes	5.875%	6/10/21	890,000	$934,945	(c)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,476,000	1,468,620	(c)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,349,000	1,305,724	(c)
Total Metals & Mining				12,436,705
Paper & Forest Products — 1.2%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	352,000	390,839	(c)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	625,000	643,803	(c)
Inversiones CMPC SA, Notes	4.375%	5/15/23	690,000	689,100	(a)(c)
Inversiones CMPC SA, Senior Notes	4.750%	1/19/18	1,020,000	1,042,905	(a)(c)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	790,000	802,342	(a)(c)
Klabin Finance SA, Senior Notes	5.250%	7/16/24	640,000	609,600	(a)
Total Paper & Forest Products				4,178,589
Total Materials				33,223,511
Real Estate — 1.3%
Equity Real Estate Investment Trusts (REITs) — 0.3%
Trust F/1401, Senior Notes	6.950%	1/30/44	1,240,000	1,122,200	(a)(c)
Real Estate Management & Development — 1.0%
China Overseas Finance Cayman III Ltd., Senior Bonds	5.375%	10/29/23	820,000	896,295	(b)(c)
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	800,000	843,985	(b)(c)
Country Garden Holdings Co., Ltd., Senior Notes	7.875%	5/27/19	800,000	847,111	(b)(c)
Shimao Property Holdings Ltd., Senior Notes	6.625%	1/14/20	900,000	934,837	(b)(c)
Total Real Estate Management & Development				3,522,228
Total Real Estate				4,644,428
Telecommunication Services — 2.6%
Diversified Telecommunication Services — 1.4%
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	950,000	995,887	(a)(c)
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	770,000	758,284	(a)(c)
Empresa Nacional de Telecomunicaciones SA, Senior Notes	4.875%	10/30/24	950,000	952,780	(a)(c)
GTH Finance BV, Senior Notes	7.250%	4/26/23	1,100,000	1,172,512	(a)(c)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	910,000	980,639	(a)
Total Diversified Telecommunication Services				4,860,102
Wireless Telecommunication Services — 1.2%
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	4,000,000	4,135,880	(b)(c)
Total Telecommunication Services				8,995,982
Utilities — 4.7%
Electric Utilities — 2.3%
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	780,000	772,200	(a)(c)
Comision Federal de Electricidad, Senior Notes	6.125%	6/16/45	910,000	854,263	(a)(c)

See Notes to Financial Statements.

12	Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
Lamar Funding Ltd., Senior Bonds	3.958%	5/7/25	1,360,000	$1,260,550	(b)(c)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	2,600,000	2,943,694	(b)(c)
PT Perusahaan Listrik Negara, Senior Notes	5.500%	11/22/21	2,090,000	2,257,200	(b)
Total Electric Utilities				8,087,907
Gas Utilities — 0.6%
Empresa de Energia de Bogota SA ESP, Senior Notes	6.125%	11/10/21	860,000	879,780	(a)(c)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	1,270,000	1,301,750	(a)(c)
Total Gas Utilities				2,181,530
Independent Power and Renewable Electricity Producers — 1.5%
AES Gener SA, Notes	5.250%	8/15/21	1,000,000	1,032,547	(a)(c)
Enel Generacion Chile SA, Senior Notes	4.250%	4/15/24	500,000	504,853	(c)
First Gen Corp., Senior Notes	6.500%	10/9/23	830,000	893,329	(b)(c)
Three Gorges Finance Ltd., Senior Bonds	3.150%	6/2/26	1,760,000	1,691,589	(a)(c)
Three Gorges Finance Ltd., Senior Notes	3.700%	6/10/25	980,000	990,802	(a)(c)
Total Independent Power and Renewable Electricity Producers				5,113,120
Multi-Utilities — 0.3%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	870,000	971,146	(a)(c)
Total Utilities				16,353,703
Total Corporate Bonds & Notes (Cost — $174,502,098)				177,172,382

			Shares
Common Stocks — 0.5%
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Pacific Exploration and Production Corp.			26,250	1,047,142	(g)*
Pacific Exploration and Production Corp.			16,723	653,561	*
Total Common Stocks (Cost — $2,376,029)				1,700,703

		Expiration Date	Warrants
Warrants — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $356,500)		4/15/20	11,500	29,612

			Contracts
Purchased Options — 0.0%
U.S. Dollar/Japanese Yen, Put @ 102.00 JPY		12/1/16	36,691,000	0	(h)
U.S. Dollar/Saudi Arabian Riyal, Call @ 3.84 SAR		1/17/17	9,966,000	4,824
Total Purchased Options (Cost — $466,777)				4,824
Total Investments before Short-Term Investments (Cost — $417,904,898)				426,363,504

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 3.6%
Repurchase Agreements — 1.4%
Deutsche Bank Securities Inc. repurchase agreement dated 11/30/16; Proceeds at maturity — $5,000,035; (Fully collateralized by U.S. government obligations, 0.125% due 4/15/19; Market value — $5,100,000) (Cost — $5,000,000)	0.250%	12/1/16	5,000,000	$5,000,000
Money Market Funds — 2.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $7,604,203)	0.284%		7,604,203	7,604,203
Total Short-Term Investments (Cost — $12,604,203)				12,604,203
Total Investments — 125.5% (Cost — $430,509,101#)				438,967,707
Liabilities in Excess of Other Assets — (25.5)%				(89,163,603)
Total Net Assets — 100.0%				$349,804,104

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(h)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
IDR	— Indonesian Rupiah
JPY	— Japanese Yen
RUB	— Russian Ruble
SAR	— Saudi Arabian Riyal

See Notes to Financial Statements.

14	Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report

Western Asset Emerging Markets Income Fund Inc.

Summary of Investments by Country** (unaudited)
Indonesia	9.0%
Mexico	9.0
Brazil	8.2
Argentina	8.1
Russia	6.7
Colombia	5.7
Peru	5.4
Turkey	4.8
Venezuela	3.6
Chile	2.8
China	2.6
Hungary	2.2
Poland	2.1
Kazakhstan	2.0
Philippines	1.8
Ecuador	1.7
Dominican Republic	1.4
Sri Lanka	1.2
Netherlands	1.2
India	1.1
Lithuania	1.0
South Africa	1.0
Malaysia	0.9
Ghana	0.9
Vietnam	0.8
Morocco	0.8
Uruguay	0.8
Qatar	0.8
Croatia	0.8
Costa Rica	0.7
Romania	0.7
Jamaica	0.6
Oman	0.5
Ukraine	0.5
Israel	0.5
Jordan	0.4
Gabon	0.4
Pakistan	0.3
El Salvador	0.3

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

November 30, 2016

Western Asset Emerging Markets Income Fund Inc.

Summary of Investments by Country** (unaudited) (cont’d)
Armenia	0.3%
Hong Kong	0.3
Paraguay	0.3
Namibia	0.3
Ivory Coast	0.2
Kenya	0.2
United Kingdom	0.2
Zambia	0.2
Egypt	0.2
Singapore	0.2
Georgia	0.2
Senegal	0.2
Nigeria	0.2
Guatemala	0.2
United Arab Emirates	0.1
Honduras	0.1
Kuwait	0.1
Cameroon	0.1
South Korea	0.1
Tunisia	0.1
United States	0.0 ‡
Short-Term Investments	2.9
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of November 30, 2016 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

16	Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report

Statement of assets and liabilities (unaudited)

November 30, 2016

Assets:
Investments, at value (Cost — $430,509,101)	$438,967,707
Foreign currency, at value (Cost — $320,323)	318,660
Cash	4,803,446
Interest receivable	5,868,437
Receivable for securities sold	1,953,922
Deposits with brokers for open futures contracts	383,006
Receivable from broker — variation margin on open futures contracts	142,500
Unrealized appreciation on forward foreign currency contracts	127,887
Total Assets	452,565,565

Liabilities:
Loan payable (Note 5)	100,000,000
Payable for securities purchased	1,973,841
Investment management fee payable	309,080
OTC swaps, at value (premiums received — $212,533)	182,446
Unrealized depreciation on forward foreign currency contracts	126,746
Interest payable	38,891
Payable for open OTC swap contracts	15,000
Accrued expenses	115,457
Total Liabilities	102,761,461
Total Net Assets	$349,804,104

Net Assets:
Par value ($0.001 par value; 28,629,885 shares issued and outstanding; 100,000,000 shares authorized)	$28,630
Paid-in capital in excess of par value	387,969,986
Overdistributed net investment income	(5,155,119)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(41,512,011)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	8,472,618
Total Net Assets	$349,804,104

Shares Outstanding	28,629,885

Net Asset Value	$12.22

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report	17

Statement of operations (unaudited)

For the Six Months Ended November 30, 2016

Investment Income:
Interest	$14,634,185
Less: Foreign taxes withheld	(9,327)
Total Investment Income	14,624,858

Expenses:
Investment management fee (Note 2)	1,927,263
Interest expense (Note 5)	637,410
Reorganization fees (Note 10)	69,003
Transfer agent fees	42,071
Directors’ fees	34,591
Legal fees	30,399
Fund accounting fees	18,892
Shareholder reports	14,323
Stock exchange listing fees	12,983
Custody fees	12,868
Insurance	7,271
Audit and tax fees	3,831
Commitment fees (Note 5)	830
Miscellaneous expenses	10,911
Total Expenses	2,822,646
Net Investment Income	11,802,212

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(2,825,800)
Futures contracts	1,078,520
Swap contracts	(5,589)
Foreign currency transactions	323,575
Net Realized Loss	(1,429,294)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(29,049)
Futures contracts	(3,348)
Swap contracts	30,087
Foreign currencies	196,320
Change in Net Unrealized Appreciation (Depreciation)	194,010
Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(1,235,284)
Increase in Net Assets From Operations	$10,566,928

See Notes to Financial Statements.

18	Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended November 30, 2016 (unaudited) and the Year Ended May 31, 2016	November 30	May 31

Operations:
Net investment income	$11,802,212	$21,618,348
Net realized loss	(1,429,294)	(23,365,665)
Change in net unrealized appreciation (depreciation)	194,010	2,203,513
Increase in Net Assets From Operations	10,566,928	456,196

Distributions to Shareholders From (Note 1):
Net investment income	(12,024,552)	(24,049,103)
Decrease in Net Assets From Distributions to Shareholders	(12,024,552)	(24,049,103)
Decrease in Net Assets	(1,457,624)	(23,592,907)

Net Assets:
Beginning of period	351,261,728	374,854,635
End of period*	$349,804,104	$351,261,728
*Includes overdistributed net investment income of:	$(5,155,119)	$(4,932,779)

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report	19

Statement of cash flows (unaudited)

For the Six Months Ended November 30, 2016

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$10,566,928
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(58,115,373)
Sales of portfolio securities	62,930,520
Net purchases, sales and maturities of short-term investments	(12,482,310)
Cash paid for purchased options	(390,474)
Net amortization of premium (accretion of discount)	(959,179)
Decrease in receivable for securities sold	1,349,622
Increase in interest receivable	(113,699)
Increase in receivable from broker — variation margin on open futures contracts	(142,500)
Decrease in prepaid expenses	14,403
Increase in deposits with brokers for open futures contracts	(383,006)
Increase in net premiums received for OTC swap contracts	212,533
Increase in payable for open OTC swap contracts	15,000
Decrease in payable for securities purchased	(3,289,372)
Decrease in investment management fee payable	(3,460)
Decrease in Directors’ fees payable	(7,205)
Increase in interest payable	5,945
Decrease in accrued expenses	(117,488)
Net realized loss on investments	2,825,800
Change in net unrealized appreciation (depreciation) of investments, OTC swap contracts and forward foreign currency transactions	(202,936)
Net Cash Provided by Operating Activities*	1,713,749

Cash Flows From Financing Activities:
Distributions paid on Common Stock	(12,024,552)
Increase in loan payable	14,420,000
Net Cash Provided by Financing Activities	2,395,448
Net Increase in Cash	4,109,197
Cash at Beginning of Period	1,012,909
Cash at End of Period	$5,122,106

*	Included in operating expenses is cash of $637,196 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

20	Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
	2016[1,2]	2016[2]	2015[2]	2014[2]	2013[2]	2012[2]

Net asset value, beginning of period	$12.27	$13.09	$14.43	$14.99	$14.79	$15.04

Income (loss) from operations:
Net investment income	0.41	0.76	0.77	0.78	0.82	0.87
Net realized and unrealized gain (loss)	(0.04)	(0.74)	(1.16)	(0.32)	0.40	(0.18)
Total income (loss) from operations	0.37	0.02	(0.39)	0.46	1.22	0.69

Less distributions from:
Net investment income	(0.42) [3]	(0.84)	(0.95)	(0.86)	(0.82)	(0.74)
Net realized gains	—	—	—	(0.16)	(0.20)	(0.20)
Total distributions	(0.42)	(0.84)	(0.95)	(1.02)	(1.02)	(0.94)

Net asset value, end of period	$12.22	$12.27	$13.09	$14.43	$14.99	$14.79

Market price, end of period	$10.64	$10.46	$11.23	$13.06	$14.14	$13.80
Total return, based on NAV[4,5]	2.95%	0.50%	(2.62)%	3.60%	8.22%	4.76%
Total return, based on Market Price[6]	5.62%	1.13%	(6.92)%	0.19%	9.49%	5.70%

Net assets, end of period (000s)	$349,804	$351,262	$374,855	$413,009	$429,254	$423,290

Ratios to average net assets:
Gross expenses	1.54%[7,8]	1.42%[8]	1.33%	1.26%	1.26%	1.25%
Net expenses	1.54 [7,8]	1.42 [8]	1.33	1.26	1.26	1.25
Net investment income	6.43 [7]	6.25	5.71	5.66	5.26	5.79

Portfolio turnover rate	13%	32%	40%	27%	26%	19%

Supplemental data:
Loan Outstanding, End of Period (000s)	$100,000	$85,580	$58,530	$43,400	$21,900	—
Asset Coverage Ratio for Loan Outstanding[9]	450%	510%	740%	1,052%	2,060%	—
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[9]	$4,498	$5,104	$7,404	$10,516 [10]	$20,601 [10]	—
Weighted Average Loan (000s)[11]	$99,527	$60,588	$52,360	$33,427	$16,893	—
Weighted Average Interest Rate on Loan[11]	1.28%	1.08%	0.93%	0.93%	0.95%	—

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report	21

Financial highlights (cont’d)

[1]	For the six months ended November 30, 2016 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.50% and 1.40% for the period ended November 30, 2016 and the year ended May 31, 2016, respectively.

[9]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[10]	Added to conform to current period presentation.

[11]	Weighted average based on the number of days that the Fund had a loan outstanding.

See Notes to Financial Statements.

22	Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund, under normal conditions, invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the

Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

24	Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$247,455,983	—	$247,455,983
Corporate bonds & notes	—	177,172,382	—	177,172,382
Common stocks:
Energy	$653,561	1,047,142	—	1,700,703
Warrants	—	29,612	—	29,612
Purchased options	—	4,824	—	4,824
Total long-term investments	653,561	425,709,943	—	426,363,504
Short-term investments†:
Repurchase agreements	—	5,000,000	—	5,000,000
Money market funds	7,604,203	—	—	7,604,203
Total short-term investments	7,604,203	5,000,000	—	12,604,203
Total investments	$8,257,764	$430,709,943	—	$438,967,707
Other financial instruments:
Forward foreign currency contracts	—	127,887	—	127,887
Total	$8,257,764	$430,837,830	—	$439,095,594

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$3,348	—	—	$3,348
Forward foreign currency contracts	—	$126,746	—	126,746
OTC credit default swaps on sovereign issues — buy protection‡	—	182,446	—	182,446
Total	$3,348	$309,192	—	$312,540

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is

26	Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report

not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

(g) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

28	Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2016, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended November 30, 2016, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current

Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral

30	Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report

that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of November 30, 2016, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $309,192. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. The actual source of the Fund’s quarterly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular quarterly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any quarterly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

(n) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain subadvisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore monthly a subadvisory fee of 0.30% on assets managed by each subadviser.

32	Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended November 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$58,115,373
Sales	62,930,520

At November 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$19,866,340
Gross unrealized depreciation	(11,407,734)
Net unrealized appreciation	$8,458,606

At November 30, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	240	3/17	$29,880,402	$29,883,750	$(3,348)

At November 30, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
INR	117,700,000	USD	1,753,529	Citibank N.A.	12/9/16	$(35,066)
USD	3,513,815	EUR	3,182,371	Bank of America N.A.	2/15/17	127,887
USD	3,464,863	PLN	14,617,910	Barclays Bank PLC	2/15/17	(9,857)
ARS	24,477,485	USD	1,550,680	JPMorgan Chase & Co.	2/15/17	(81,823)
Total						$1,141

Abbreviations used in this table:
ARS	— Argentine Peso
EUR	— Euro
INR	— Indian Rupee
PLN	— Polish Zloty
USD	— United States Dollar

Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

At November 30, 2016, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at November 30, 2016[3]	Periodic Payments Made by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc. (Republic of Korea, 7.125%, due 4/16/19)	$3,460,000	12/20/21	0.50%	1.000% quarterly	$(84,168)	$(98,025)	$13,857
Barclays Capital Inc. (Republic of Korea, 7.125%, due 4/16/19)	4,040,000	12/20/21	0.50%	1.000% quarterly	(98,278)	(114,508)	16,230
Total	$7,500,000				$(182,446)	$(212,533)	$30,087

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2016.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Purchased options[2]	$4,824
Forward foreign currency contracts	127,887
Total	$132,711

34	Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Foreign Exchange Risk	Total
OTC swap contracts[3]	—	$182,446	—	$182,446
Futures contracts[4]	$3,348	—	—	3,348
Forward foreign currency contracts	—	—	$126,746	126,746
Total	$3,348	$182,446	$126,746	$312,540

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contacts which are shown separately in the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(144,278)	—	$(144,278)
Futures contracts	$1,078,520	—	—	1,078,520
Swap contracts	—	—	$(5,589)	(5,589)
Forward foreign currency contracts[2]	—	333,113	—	333,113
Total	$1,078,520	$188,835	$(5,589)	$1,261,766

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(293,265)	—	$(293,265)
Futures contracts	$(3,348)	—	—	(3,348)
Swap contracts	—	—	$30,087	30,087
Forward foreign currency contracts[2]	—	201,898	—	201,898
Total	$(3,348)	$(91,367)	$30,087	$(64,628)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

During the six months ended November 30, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$35,836
Futures contracts (to sell)	8,713,393
Forward foreign currency contracts (to buy)	13,962,239
Forward foreign currency contracts (to sell)	13,943,796

Average Notional Balance
Credit default swap contracts (to buy protection)	$2,142,857

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at November 30, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$4,824	—	$4,824
Futures contracts[3]	142,500	—	142,500
Forward foreign currency contracts	127,887	—	127,887
Total	$275,211	—	$275,211

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at November 30, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$126,746	—	$126,746
OTC swap contracts	182,446	—	182,446
Total	$309,192	—	$309,192

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC that allows the Fund to borrow up to an aggregate amount of $100,000,000 and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The Fund pays a monthly commitment fee at an annual rate of 0.35% on the unutilized portion of the loan. The interest on the loan outstanding, if any, is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s credit agreement contains customary covenants that, among other things,

36	Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report

may limit the Fund’s ability to pay distributins in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions including mergers and consolidations, and require asset coverage ratio in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. For the six months ended November 30, 2016, the Fund incurred a commitment fee in the amount of $830. Interest expense related to the loan for the six months ended November 30, 2016 was $637,410. At November 30, 2016, the Fund had $100,000,000 of borrowings outstanding per this credit agreement. For the six months ended November 30, 2016, based on the number of days during the reporting period that the Fund had a loan outstanding, the average daily loan balance was $99,527,213 and the weighted average interest rate was 1.28%.

6. Distributions subsequent to November 30, 2016

The following distribution has been declared by the Fund’s Board of Directors and is payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
12/15/2016	12/30/2016	$0.2100

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended November 30, 2016, the Fund did not repurchase any shares.

8. Deferred capital losses

As of May 31, 2016, the Fund had deferred capital losses of $37,881,130, which have no expiration date, that will be available to offset future taxable capital gains.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

10. Subsequent event

On December 13, 2016, the Fund (formerly, NYSE: EMD) and Western Asset Emerging Markets Debt Fund Inc. (NYSE: ESD), a non-diversified closed-end management investment company managed by LMPFA and sub-advised by Western, announced the results of the votes cast at the joint special meeting of stockholders of the Fund and ESD held on December 12, 2016. Stockholders of both the Fund and ESD voted to approve the merger of the Fund with and into ESD.

On December 19, 2016, ESD announced the completion of the merger of the Fund with and into ESD. Effective on that date, Fund stockholders became ESD stockholders. Additionally, as of that date, ESD changed its NYSE ticker symbol from ESD to the ticker symbol EMD. Each Fund share converted into an equivalent dollar amount (to the nearest $0.0001) of full shares of ESD. The conversion price was based on the Fund’s and ESD’s net asset value (“NAV”) per share calculated at the close of business on Friday, December 16, 2016. The conversion ratio was calculated at 0.715479 common shares of ESD for each Fund common share. ESD did not issue any fractional shares to Fund stockholders. In lieu thereof, ESD purchased all fractional shares at the current NAV and remitted the cash proceeds to former EMD stockholders in proportion to their fractional shares. ESD’s post-merger net assets totaled $1,025,371,797 and its NAV per common share was $16.88 based on approximately 60,746,222 shares outstanding, as of the close of business on December 16, 2016.

38	Western Asset Emerging Markets Income Fund Inc. 2016 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Emerging Markets Income Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2016, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

At a meeting held by conference call on November 2, 2016, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to that date. No representatives of the Manager or the Sub-Adviser participated in this meeting. The discussion below reflects all of these reviews.

Western Asset Emerging Markets Income Fund Inc.	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties

40	Western Asset Emerging Markets Income Fund Inc.

thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged and non-leveraged emerging markets hard currency debt closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of nine funds, including the Fund, for each of the 1- and 3-year periods ended June 30, 2016; eight funds, including the Fund, for the 5-year period ended such date; and six funds, including the Fund, for the 10-year period ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked third among the funds in the Performance Universe (first being best in these performance rankings) for each of the 1- and 3-year periods ended June 30, 2016; was ranked fourth among the funds in the Performance Universe for the 5-year period ended such date; and was ranked fifth among the funds in the Performance Universe for the 10-year period ended such date. The Fund’s performance for each of the 1-, 3- and 5-year periods ended June 30, 2016 was better than the Performance Universe median for that period while the Fund’s performance for the 10-year period ended such date was worse than the Performance Universe median. The Manager noted that the small number of funds and inclusion of leveraged and non-leveraged funds in the Performance Universe made meaningful performance comparisons difficult. The Board considered that a

Western Asset Emerging Markets Income Fund Inc.	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

change in leadership of the Fund’s portfolio management team was made two years ago, and that the Fund’s 10-year performance record was achieved, in part, by a different portfolio team. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark for each of the 1-, 3-, and 5-year periods ended June 30, 2016. On a net asset value basis, the Fund underperformed its benchmark for each of the periods.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fee payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and eight other leveraged and non-leveraged emerging markets hard currency debt closed-end funds, as classified by Broadridge. The nine funds in the Expense Universe had average net common share assets ranging from $58.1 million to $745.9 million. Three of the other Expense Universe funds were larger than the Fund and five were smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee on a contractual basis was ranked fifth among the funds in the Expense Universe (first being lowest and, therefore, best in these expense component rankings) and was at the Expense Universe median for that expense component. The actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with

42	Western Asset Emerging Markets Income Fund Inc.

respect to the Fund and by the managers of the other Expense Universe funds) was ranked fifth among the funds in the Expense Universe whether compared on the basis of common share assets only or on the basis of common share and leveraged assets and, in each case, was at the Expense Universe median for those expense components. The Broadridge Expense Information further showed that the Fund’s actual total expenses ranked fourth among the Expense Universe funds whether compared on the basis of common share assets only or on the basis of common share and leveraged assets. In each case, the Fund’s actual total expenses were better (i.e., lower) than the Expense Universe median for that expense component. The Manager noted that the small number and varying sizes of funds comprising the Expense Universe, as well as the inclusion of leveraged and non-leveraged funds, made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Western Asset Emerging Markets Income Fund Inc.	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2016 and March 31, 2015. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager during the period covered by the analysis had declined and remained at a level that the Board did not consider to be excessive in light of the judicial guidance and the nature, extent, and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors. In February 2016, the Board received and approved a proposal from the Manager for a merger (the “Merger”) of the Fund with and into another Legg Mason Closed-end Fund—Western Asset Emerging Markets Debt Fund, Inc. (“ESD”). The Merger

44	Western Asset Emerging Markets Income Fund Inc.

required approval of the respective shareholders of each of the Fund and ESD. At the time of the Contract Renewal Meeting, the Merger had been submitted to the respective shareholders of each of the Fund and ESD for consideration, but their approvals had not yet been obtained. Although it was, and is, believed that the Merger will benefit the shareholders of the Fund, as well as the shareholders of ESD, over time, the Board did not consider the Merger or its impact as a factor, positive or negative, for consideration in the Board’s determination to approve continuation of the Management Agreement and Sub-Advisory Agreements in this regard, given the need for approval by the respective shareholders of both the Fund and ESD and, if approved, the speculative nature of any such benefits at the time of the Contract Renewal Meeting. Following receipt of approval from the respective shareholders of each of the Fund and ESD, the Merger was completed on December 19, 2016.

The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset Emerging Markets Income Fund Inc.	45

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Emerging Markets Income Fund Inc. was held on September 30, 2016, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	18,866,228	4,651,114
Daniel P. Cronin	18,829,973	4,687,369
William R. Hutchinson	18,806,221	4,711,121

At November 30, 2016, in addition to Carol L. Colman, Daniel P. Cronin and William R. Hutchinson, the other Directors of the Fund were as follows:

Robert D. Agdern

Paolo M. Cucchi

Leslie H. Gelb

Eileen A. Kamerick

Riordan Roett

Jane Trust

46	Western Asset Emerging Markets Income Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of Western Asset Emerging Markets Income Fund Inc., will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of Computershare Inc. as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion

Western Asset Emerging Markets Income Fund Inc.	47

Dividend reinvestment plan (unaudited) (cont’d)

of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to

48	Western Asset Emerging Markets Income Fund Inc.

Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose

Western Asset Emerging Markets Income Fund Inc.	49

Dividend reinvestment plan (unaudited) (cont’d)

of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 211 Quality Circle, Suite 210, College Station, TX 77845-4470.

*  *  *

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund will use the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares will increase, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend

50	Western Asset Emerging Markets Income Fund Inc.

Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred

Western Asset Emerging Markets Income Fund Inc.	51

Dividend reinvestment plan (unaudited) (cont’d)

from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151.

52	Western Asset Emerging Markets Income Fund Inc.

Western Asset

Emerging Markets Income Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Emerging Markets Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street Boston, MA 02111

Transfer agent

Computershare Inc. 211 Quality Circle, Suite 210

College Station, TX 77845-4470

Independent registered public accounting firm

KPMG LLP 345 Park Avenue New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Emerging Markets Income Fund Inc.

Western Asset Emerging Markets Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

WASX011557 1/17 SR16-2972

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTNG POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 23, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 23, 2017